UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2017

QUINPARIO ACQUISITION CORP. 2

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Quinpario Partners 2, LLC 12935 N. Forty Drive, Suite 201 St. Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (314) 548-6200

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒              Emerging Growth Company

☐                If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry Into A Material Definitive Agreement.

The Modification Agreement

On February 21, 2017, Quinpario Acquisition Corp. 2 (the “Company” or “Quinpario”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among the Company, Quinpario Merger Sub I, Inc., Quinpario Merger Sub II, Inc., Novitex Holdings, Inc. (“Novitex”), SourceHOV Holdings, Inc. (“SourceHOV”), Novitex Parent, L.P., HOVS LLC and HandsOn Fund 4 I, LLC.

On June 15, 2017, the Company and the other parties to the Business Combination Agreement and New SourceHOV LLC entered into a Consent, Waiver and Amendment to the Business Combination Agreement (the “Modification Agreement”). Pursuant to the Modification Agreement, prior to the closing of the transactions contemplated by the Business Combination Agreement, SourceHOV will enter into certain preliminary transactions following which New SourceHOV LLC will be the sole stockholder of SourceHOV upon the closing of the merger of SourceHOV with and into Quinpario Merger Sub I, Inc. pursuant to the Business Combination Agreement, and New SourceHOV LLC will receive 80,600,000 shares of the Company’s common stock, par value $0.0001 per share (the “Quinpario Common Stock”).

The Modification Agreement is filed with this Current Report on Form 8-K (the “Current Report”) as Exhibit 10.1 and the foregoing description of the Modification Agreement is qualified in its entirety by reference thereto.

Equity Financing

On June 15, 2017, the Company entered into the subscription agreements (the “Subscription Agreements”) or commitment agreements (the “Commitment Agreements”) with certain investors to purchase or waive redemption rights in respect of shares of Quinpario Common Stock for an aggregate commitment amount of approximately $275.5 million, which will consist of 20,858,389 shares of Quinpario Common Stock sold and 835,626 shares of Quinpario Common Stock issued in respect of waivers of redemptions or conversion rights, and 9,400,000 shares of the Company’s Series A Perpetual Convertible Preferred Stock, par value $0.0001 per share (the “Series A Convertible Preferred Stock”), which may be convertible into approximately 11,492,690 shares of Quinpario Common Stock (the “PIPE Investment”). The shares of Quinpario Common Stock and Series A Convertible Preferred Stock to be sold in connection with the PIPE Investment will be issued at a price per share of $8.00. The closing of the PIPE Investment is subject to certain conditions, including the closing of the Business Combination.

In connection with the Business Combination, as part of the PIPE Investment, the Company has entered into commitment agreements with certain parties. The commitment agreements require that such investors (i) hold by June 27, 2017, 3,342,500 shares of Quinpario Common Stock, in the aggregate, until the closing of the Business Combination, (ii) waive the exercise of any redemption rights in respect of such shares and (iii) not resell, transfer, pledge or otherwise dispose of the Quinpario Common Stock prior to the closing of the Business Combination. In exchange such investors will receive 0.25 additional shares for each such share they hold on the date of closing of the Business Combination. In the event that such an investor is unable to acquire any one of the committed number of shares in the open market, such investor will subscribe for and purchase 1.25 shares of Quinpario Common Stock as part of the PIPE Investment for $8.00 per share.

The Quinpario Common Stock and Series A Convertible Preferred Stock to be issued pursuant to the subscription agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The conditions to completing the PIPE Investment under the subscription agreements include a condition that all conditions to the closing of the Business Combination shall have been satisfied or waived. The PIPE Investment is anticipated to close immediately prior to the Business Combination. The shares of Quinpario Common Stock to be received in the PIPE Investment will be subject to registration rights and Quinpario has agreed to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission (the “SEC”) for resales of such shares within 15 days after completion of the Business Combination and certain of the agreements provide for remedies relating to delays or unavailability of a resale registration statement. These shares of Quinpario Common Stock are not subject to contractual restrictions on resale and may be sold at any time by such investors or advisors following the registration of such shares in accordance with the subscription or commitment agreements (or at any time following the Business Combination in the case of the publicly traded shares).

Apollo Novitex Holdings, L.P. and HGM Group are participants in the PIPE Investment. The Company and Apollo Novitex Holdings, L.P. have entered into a subscription agreement pursuant to which Apollo Novitex Holdings, L.P., will subscribe for and purchase shares of Quinpario Common Stock for $8.00 per share. Quinpario and members of the HGM Group have also entered into a subscription agreement, pursuant to which HGM Group will reinvest a consulting agreement termination fee to be received by it pursuant to the terms of the Business Combination Agreement in exchange for Quinpario Common Stock for $8.00 per share.

As part of the PIPE Investment, Quinpario entered into subscription and commitment agreements, each dated June 15, 2017, with certain of its advisors (the “Advisors”), pursuant to which the payment of an aggregate of $33.6 million of fees owed to such Advisors for their services will be settled either through settlement or investment of such fees (or, for one party, reimbursement of such fees in respect of prior purchases of publicly traded shares) in an aggregate amount of 3,440,625 newly issued shares of Quinpario Common Stock and 762,500 publicly traded shares, in respect of which a waiver of redemption and/or conversion was obtained (the “Advisors Subscription Agreements”). Additionally, certain persons who are not affiliates of Quinpario will receive 1,578,126 shares of Quinpario Common Stock for no or de minimis consideration in connection with the PIPE Investment transactions upon consummation of the Business Combination.

The Subscription Agreements and Commitment Agreements, including the Advisors Subscription Agreements, will be terminated, and be of no further force and effect, upon the earlier to occur of (i) the termination of the Business Combination Agreement in accordance with its terms, (ii) the mutual written agreement of the parties thereto or (iii) if any of the conditions to the closing are not satisfied on or prior to the closing and which make the consummation of the Business Combination fail to occur.

Series A Convertible Preferred Stock

Holders of the Series A Convertible Preferred Stock will be entitled to receive cumulative dividends at a rate per annum of 10% of the liquidation preference of $8.00 per share of Series A Convertible Preferred Stock, plus accrued dividends on the Series A Convertible Preferred Stock (the “Liquidation Preference”), paid or accrued quarterly in arrears. From the issue date until the third anniversary of the issue date, the amount of all accrued but unpaid dividends on the Series A Convertible Preferred Stock will be added to the Liquidation Preference without any action by the Company’s board of directors.  Except as required by Delaware law, holders of the Series A Convertible Preferred Stock will have no voting rights except with respect to the approval of any material and adverse amendment to Quinpario’s post-closing certificate of incorporation. Quinpario will not be permitted to issue any shares of preferred stock that rank senior to, or pari passu with, such Series A Convertible Preferred Stock without the consent of the holders of such Series A Convertible Preferred Stock.

Each share of Series A Convertible Preferred Stock will be convertible at the holder’s option, at any time after the six month anniversary and prior to the third anniversary of the issue date, initially into 1.2226 shares of Quinpario Common Stock. From and after the third anniversary of the issue date, each share of Series A Convertible Preferred Stock will be convertible at the holder’s option into shares of Quinpario Common Stock equal to the quotient of the Liquidation Preference divided by the conversion price. Quinpario will have the right, at its option, to cause all outstanding shares of the Series A Convertible Preferred Stock to be automatically converted into shares of Quinpario Common Stock at the then-effective conversion rate on or after such time that the weighted average price of Quinpario Common Stock equals or exceeds $24.00 for at least five consecutive trading days.  In addition, Quinpario will have the option to redeem some or all of the outstanding shares of the Series A Convertible Preferred Stock at the Liquidation Preference as of the date of such redemption on or after the earlier of (i) certain Fundamental Changes and (ii) the fifth anniversary of the issue date.

If Quinpario undergoes certain “Fundamental Changes” (including, among other things, certain change-in-control transactions, asset sales, liquidation events and delisting of Quinpario’s securities by a national securities exchange), the Series A Convertible Preferred Stock may, within 15 days following the effective date of such Fundamental Change and at the election of the holder, be converted into Quinpario Common Stock at the applicable conversion rate as of such date (subject to certain adjustments). However, if Quinpario has not delivered a notice of redemption prior to the 5th day after the effective date of such Fundamental Change, then, from and after such 5th day after the effective date until the 15th day following the effective date, the Series A Convertible Preferred Stock may, at the election of the holder, be converted into a number of shares of Quinpario Common Stock equal to the greater of (A) the applicable conversion rate on the effective date of such Fundamental Change and (B) the quotient of (x) the Liquidation Preference, divided by (y) the greater of (1) the applicable holder stock price and (2) $0.10; provided, that, if such conversion takes place after the fifth anniversary of the issue date, the aggregate number of shares issuable upon such conversion of all shares of Series A Convertible Preferred Stock then outstanding will not exceed the lesser of (i) the difference between (A) the aggregate number of authorized shares at the time minus (B) the sum of the number of shares of Quinpario Common Stock outstanding at such time plus the number of shares of Quinpario Common Stock issuable upon conversion or exchange of debt, warrants or rights which are convertible into or exchangeable for shares of Quinpario Common Stock (other than the shares of Series A Convertible Preferred Stock) and (ii) 85% of the total number of outstanding shares of Quinpario Common Stock.

Debt Financing

In connection with the Business Combination, SourceHOV has entered into a commitment letter pursuant to which certain lenders will provide financing, the net proceeds of which will be used by New SourceHOV LLC to purchase Series A Convertible Preferred Stock and Quinpario Common Stock as part of the PIPE Investment in an amount up to $57.5 million (the “New SourceHOV Financing”). Pursuant to the New SourceHOV Financing, New SourceHOV LLC will pledge to the lenders 2,875,000 shares of Series A Convertible Preferred Stock and 4,312,500 shares of Quinpario Common Stock acquired by New SourceHOV in the PIPE Investment and the 80,600,000 shares of Quinpario Common Stock acquired by New SourceHOV LLC in the Business Combination.  The New SourceHOV Financing is conditioned upon the consummation of the Business Combination concurrently with the closing of the New SourceHOV Financing and other customary conditions. In addition, the borrower under the New SourceHOV Financing will be subject to certain customary affirmative and negative covenants.  Each of Quinpario and SourceHOV have agreed to pay certain fees and expenses of the lenders associated with the New SourceHOV Financing and Quinpario has agreed to issue up to 821,429 shares of Quinpario Common Stock to the lenders thereunder.

Additional Information

In connection with the Business Combination, Quinpario intends to file a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the Business Combination and related matters. Investors and security holders of Quinpario are advised to read, when available, the definitive proxy statement in connection with Quinpario’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement will be mailed to stockholders of Quinpario as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Quinpario Acquisition Corp. 2, 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141, e-mail: mhzona@quinpario.com.

Participants in the Solicitation

Quinpario and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Quinpario stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in Quinpario of directors and officers of Quinpario in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 6, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Quinpario’s stockholders in connection with the proposed mergers will be set forth in the definitive proxy statement for the Business Combination when available.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the Business Combination between the Company, SourceHOV and Novitex, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the Company, SourceHOV and Novitex management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding the Company’s, SourceHOV’s and Novitex’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which SourceHOV and Novitex operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which SourceHOV and Novitex operate; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of the Company, SourceHOV or Novitex management teams; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of the Company is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of the Company, SourceHOV and Novitex; uncertainty as to the long-term value of the Company’s common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by the Company’s Quarterly Reports on Form 10-Q and other documents of the Company on file with the SEC or in the definitive proxy statement that will be filed with the SEC by the Company. There may be additional risks that neither the Company, SourceHOV or Novitex presently know or that the Company, SourceHOV or Novitex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the Company’s, SourceHOV’s and Novitex’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company, SourceHOV and Novitex anticipate that subsequent events and developments will cause the Company’s, SourceHOV’s and Novitex’s assessments to change. However, while the Company, SourceHOV and Novitex may elect to update these forward-looking statements at some point in the future, the Company, SourceHOV and Novitex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s, SourceHOV’s and Novitex’s assessments as of any date subsequent to the date of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Modification Agreement, dated as of June 15, 2017.

*   Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2017

QUINPARIO ACQUISITION CORP. 2

By:	/s/ D. John Srivisal
	Name:	D. John Srivisal
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Modification Agreement, dated as of June 15, 2017.

*   Filed herewith.